EXHIBIT D

     Amendment dated as of August __, 1995 to Subscription
Agreements dated October 1992 (the "1992 Subscription
Agreements") and October 1994 (the "1994 Subscription
Agreements") between Premier Parks Inc. (the "Company") and the persons named on the signature page hereto (the "Holders").

     The 1992 Subscription Agreements and the 1994 Subscription Agreements (collectively, the "Subscription Agreements") provide the Holders certain registration rights with respect to the Offered Shares (as defined in the 1992 Subscription Agreements) and the Placed Shares (as defined in the 1994 Subscription Agreements). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Subscription Agreements.

     Section 6.7 of the Subscription Agreements provides that the registration rights provisions thereof can be amended with the written consent of a majority of the Placed Shares and the Offered Shares, as the case may be.

     NOW, THEREFORE, the parties intending to be legally bound, agree as follows:

     1. The definition of the term "Offered Shares" as used in the 1992 Subscription Agreements shall be amended to mean (i) 11,000,000 shares of Common Stock issued in the Offering and (ii) 1,551,852 shares of Common Stock issuable to Windcrest in connection with its conversion of the Company's Junior Subordinated Note in the principal amount of $2,095,000 held by Windcrest.

     2. Section 6.1(a) of the 1992 Subscription Agreements is hereby amended in its entirety as provided as follows:

     "Promptly follow a written request therefor received by the Company after December 1996 (the "Registration Period") from the Holders of a majority of the Offered Shares, the Company shall prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement, including a prospectus, to register the public resale of the Offered Shares by the holders thereof (the "Holders") under the Act; provided that the Company shall not be so obliged to file any such registration statement at any time at which it shall not be eligible to use Form S-3 (or any successor form) to register the sale of the Offered Shares by such Holders. The Company will use its best efforts to cause such registration statement, when filed, to become effective under the Act and to maintain a current prospectus which satisfies the requirements of
     Section 10(a)(3) of the Act for the period ending two years after the effective date of such registration statement or such shorter period during which all Offered Shares have been sold pursuant to such registration statement or pursuant to Rule 144 under the Act."

     3. Section 6.2(b) of the 1992 Subscription Agreements and the 1994 Subscription Agreements are hereby amended in their entirety as provided as follows:

          "(b) Notwithstanding the foregoing, if such registration statement relates to an underwritten offering, the Company shall not be required under this
     Section 6.2 to include any Offered Shares or Placed Shares of any Holder who does not accept the terms of the underwriting as agreed to by the Company (or, in the case of a secondary registration, the securityholders initiating such registration) and the underwriters selected by the Company or such securityholders, and then only in such quantity as will not (in the opinion of such underwriters) adversely affect the success of the offering by the Company or such securityholders. If the total amount of securities (including Offered Shares and Placed Shares) to be included in such registration statement exceeds the amount that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering:

          A. If the registration is a primary registration on behalf of the Company:

               (i) first, all shares of Common Stock the Company proposes to sell; and

               (ii) second, the number of Offered Shares and Placed Shares and such other shares of Common Stock requested to be included in such registration in excess of the shares the Company proposes to sell which, in the opinion of such underwriter, can be sold (allocated pro rata among the Holders and the holders of such other shares of Common Stock on the basis of the number of securities requested to be included therein by each such Holder and holder).

          B. If the registration is a secondary registration on behalf of holders of Common Stock:

               (i) first, all shares of Common Stock requested to be included in such registration by the securityholders initiating the registration; and

               (ii) second, the number of Offered Shares and Placed Shares and such other shares of Common Stock requested to be included in such registration in excess of the shares such initiating holders propose to sell which, in the opinion of such underwriters, can be sold (allocated pro rata among the Holders and the holders of such other shares of Common Stock on the basis of the number of securities requested to be included therein by each such Holder and holder)."

     4. Except as amended hereby, the Subscription Agreements shall remain in full force and effect.

     5. The Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one agreement.


PREMIER PARKS, INC.


By:
   ----------------------          ------------------------------
                                   Alan N. Locker
                                   Trustee F/B/O Judy Sue Locker

LEPERCQ, DE NEUFLIZE & CO.,        Trust U/A Paul M. Pinto
   INCORPORATED                    DTD 1/8/85


By:                                By:
   ----------------------             ---------------------------
     James F. Dannhauser


-------------------------          Trust U/A John J. Pinto
James F. Dannhauser                DTD 1/8/85

WINDCREST PARTNERS
                                   By:
                                      ---------------------------
By:
   ----------------------

                                   ------------------------------
PINTO PARTNER L.P.                 Herbert C. Lang


By:
   ----------------------          ------------------------------
                                   Lewis Dickinson

                                   HANSEATIC CORPORATION
--------------------------
Alan N. Locker
                                   By: s/Paul A. Biddelman
                                      ---------------------------

     4. Except as amended hereby, the Subscription Agreements shall remain in full force and effect.

     5. The Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one agreement.


PREMIER PARKS, INC.


By: s/Kieran E. Burke
   ----------------------          ------------------------------
                                   Alan N. Locker
                                   Trustee F/B/O Judy Sue Locker

LEPERCQ, DE NEUFLIZE & CO.,        Trust U/A Paul M. Pinto
   INCORPORATED                    DTD 1/8/85


By:                                By:
   ----------------------             ---------------------------
     James F. Dannhauser


-------------------------          Trust U/A John J. Pinto
James F. Dannhauser                DTD 1/8/85

WINDCREST PARTNERS
                                   By:
                                      ---------------------------
By: s/Robert J. Gellert
   ----------------------
   Robert J. Gellert
   A General Partner
                                   ------------------------------
PINTO PARTNER L.P.                 Herbert C. Lang


By:
   ----------------------          ------------------------------
                                   Lewis Dickinson

                                   HANSEATIC CORPORATION
--------------------------
Alan N. Locker
                                   By:
                                      ---------------------------

     4. Except as amended hereby, the Subscription Agreements shall remain in full force and effect.

     5. The Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one agreement.


PREMIER PARKS, INC.


By:
   ----------------------          ------------------------------
                                   Alan N. Locker
                                   Trustee F/B/O Judy Sue Locker

LEPERCQ, DE NEUFLIZE & CO.,        Trust U/A Paul M. Pinto
   INCORPORATED                    DTD 1/8/85


By:                                By:
   ----------------------             ---------------------------
     James F. Dannhauser


-------------------------          Trust U/A John J. Pinto
James F. Dannhauser                DTD 1/8/85

WINDCREST PARTNERS
                                   By:
                                      ---------------------------
By:
   ----------------------

                                   ------------------------------
PINTO PARTNER L.P.                 Herbert C. Lang


By:
   ----------------------          ------------------------------
                                   Lewis Dickinson

                                   HANSEATIC CORPORATION
--------------------------
Alan N. Locker
                                   By:
                                      ---------------------------

     4. Except as amended hereby, the Subscription Agreements shall remain in full force and effect.

     5. The Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one agreement.


PREMIER PARKS, INC.


By:
   ----------------------          ------------------------------
                                   Alan N. Locker
                                   Trustee F/B/O Judy Sue Locker

LEPERCQ, DE NEUFLIZE & CO.,        Trust U/A Paul M. Pinto
   INCORPORATED                    DTD 1/8/85


By:                                By:
   ----------------------             ---------------------------
     James F. Dannhauser


-------------------------          Trust U/A John J. Pinto
James F. Dannhauser                DTD 1/8/85

WINDCREST PARTNERS
                                   By:
                                      ---------------------------
By: s/Michael E. Gellert
   ----------------------

                                   ------------------------------
PINTO PARTNER L.P.                 Herbert C. Lang


By:
   ----------------------          ------------------------------
                                   Lewis Dickinson

                                   HANSEATIC CORPORATION
--------------------------
Alan N. Locker
                                   By:
                                      ---------------------------

     4. Except as amended hereby, the Subscription Agreements shall remain in full force and effect.

     5. The Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one agreement.


PREMIER PARKS, INC.


By:
   ----------------------          ------------------------------
                                   Alan N. Locker
                                   Trustee F/B/O Judy Sue Locker

LEPERCQ, DE NEUFLIZE & CO.,        Trust U/A Paul M. Pinto
   INCORPORATED                    DTD 1/8/85


By:                                By:
   ----------------------             ---------------------------
     James F. Dannhauser


-------------------------          Trust U/A John J. Pinto
James F. Dannhauser                DTD 1/8/85

WINDCREST PARTNERS
                                   By:
                                      ---------------------------
By:
   ----------------------
                                   s/Herbert C. Lang
                                   ------------------------------
PINTO PARTNER L.P.                 Herbert C. Lang


By:                                s/Lewis Dickinson
   ----------------------          ------------------------------
                                   Lewis Dickinson

                                   HANSEATIC CORPORATION
--------------------------
Alan N. Locker
                                   By:
                                      ---------------------------


                                   s/Michael H. Lang
                                   ------------------------------
                                   Michael H. Lang

     4. Except as amended hereby, the Subscription Agreements shall remain in full force and effect.

     5. The Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one agreement.


PREMIER PARKS, INC.


By:
   ----------------------          ------------------------------
                                   Alan N. Locker
                                   Trustee F/B/O Judy Sue Locker

LEPERCQ, DE NEUFLIZE & CO.,        Trust U/A Paul M. Pinto
   INCORPORATED                    DTD 1/8/85


By: s/James F. Dannhauser          By:
   ----------------------             ---------------------------
     James F. Dannhauser

s/James F. Dannhauser
-------------------------          Trust U/A John J. Pinto
James F. Dannhauser                DTD 1/8/85

WINDCREST PARTNERS
                                   By:
                                      ---------------------------
By:
   ----------------------

                                   ------------------------------
PINTO PARTNER L.P.                 Herbert C. Lang


By:
   ----------------------          ------------------------------
                                   Lewis Dickinson

                                   HANSEATIC CORPORATION
--------------------------
Alan N. Locker
                                   By:
                                      ---------------------------

Lawrence Tyrrell, Ortale
 & Smith


By:                                -----------------------------
   -----------------------         Charles Fabrikant

Lawrence Tyrrell, Ortale &
 Smith II, LP

                                   ------------------------------
By:                                Michael E. Gellert
   -----------------------


                                   ------------------------------
--------------------------         J. Larry Nichols
J. David Grissom

UEMCO X, L.L.C.
                                   ------------------------------
                                   David A. Jones
By:
   -----------------------

                                   ------------------------------
                                   Joseph Stein, Jr.
---------------------------
Robert Gutenstein                  WORLDWIDE SPECIAL PORTFOLIO,
                                    N.V.

s/Richard O. Loengard, Jr.
---------------------------        By
Richard O. Loengard, Jr.              --------------------------



---------------------------
Stephen Stamas



---------------------------
John H.T. Wilson

Lawrence Tyrrell, Ortale
 & Smith


By:                                -----------------------------
   -----------------------         Charles Fabrikant

Lawrence Tyrrell, Ortale &
 Smith II, LP

                                   ------------------------------
By:                                Michael E. Gellert
   -----------------------


s/J. David Grissom                 ------------------------------
--------------------------         J. Larry Nichols
J. David Grissom

UEMCO X, L.L.C.
                                   ------------------------------
                                   David A. Jones
By:
   -----------------------

                                   ------------------------------
                                   Joseph Stein, Jr.
---------------------------
Robert Gutenstein                  WORLDWIDE SPECIAL PORTFOLIO,
                                    N.V.


---------------------------        By
Richard O. Loengard, Jr.              --------------------------



---------------------------
Stephen Stamas



---------------------------
John H.T. Wilson

Lawrence Tyrrell, Ortale
 & Smith


By: s/Jack Tyrrell, Partner        -----------------------------
   -----------------------         Charles Fabrikant

Lawrence Tyrrell, Ortale &
 Smith II, LP

                                   ------------------------------
By: s/Jack Tyrrell, Partner        Michael E. Gellert
   -----------------------


                                   ------------------------------
--------------------------         J. Larry Nichols
J. David Grissom

UEMCO X, L.L.C.
                                   ------------------------------
                                   David A. Jones
By:
   -----------------------

                                   ------------------------------
                                   Joseph Stein, Jr.
---------------------------
Robert Gutenstein                  WORLDWIDE SPECIAL PORTFOLIO,
                                    N.V.


---------------------------        By
Richard O. Loengard, Jr.              --------------------------



---------------------------
Stephen Stamas



---------------------------
John H.T. Wilson

Lawrence Tyrrell, Ortale
 & Smith


By:                                -----------------------------
   -----------------------         Charles Fabrikant

Lawrence Tyrrell, Ortale &
 Smith II, LP                      s/Michael E. Gellert by
                                   Robert Gellert, attorney-in
                                    fact
                                   ------------------------------
By:                                Michael E. Gellert
   -----------------------


                                   ------------------------------
--------------------------         J. Larry Nichols
J. David Grissom

UEMCO X, L.L.C.
                                   ------------------------------
                                   David A. Jones
By:
   -----------------------

                                   ------------------------------
                                   Joseph Stein, Jr.
---------------------------
Robert Gutenstein                  WORLDWIDE SPECIAL PORTFOLIO,
                                    N.V.


---------------------------        By
Richard O. Loengard, Jr.              --------------------------



---------------------------
Stephen Stamas



---------------------------
John H.T. Wilson